Item 1: Report to Shareholders

Latin America Fund	October 31, 2005

The views and opinions in this report were current as of October 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Latin American stocks continued to surge over the past six months, driving regional markets to stellar gains for the 12 months ended October 31, 2005. Latin America was once again the top-performing emerging region, aided by generally solid economic growth, continued demand for raw materials, and high commodity prices. Strong currencies, especially in Brazil and to a lesser extent in Mexico, benefited investment returns in U.S. dollars.

The region’s robust advance is reflected in your fund’s superior 6- and 12-month results, as shown in the table. We are especially pleased to note that the fund significantly outperformed its Lipper peer group and MSCI index for both periods. Our returns relative to the benchmarks were helped by good stock selection and favorable country allocations. Although the results are gratifying, it’s important to remember that short-term returns of this magnitude are unusual. Even though we remain generally upbeat about the region’s prospects, as noted in our Outlook section later in this letter, longtime shareholders are familiar with the swings Latin American stocks experience. These volatile markets offer portfolio diversification and a leveraged way to invest in the global economy, but are appropriate for only a portion of your investment assets.

MARKET AND PORTFOLIO REVIEW

Even within the fund’s fiscal year, Latin American markets experienced considerable volatility. As they did in March and April, investors grew cautious in October, primarily on concerns about high oil prices and inflation. Given Latin America’s strong performance over the past three years, it was not surprising that investors took some profits in the face of uncertainties.

The region continues to experience decent economic growth. In September, for example, the Brazilian government raised its growth projection for 2005 to 3.5% from 2.8% . Mexico trimmed its 2005 growth expectations to 3.25% due to the impact of hurricanes Stan and Wilma. Mexico anticipates 3% to 3.5% growth next year. Interest rates have remained high to combat inflation in Brazil and Mexico, which in turn has led to strong currencies. The Brazilian real appreciated nearly 18% against the dollar over the past 12 months as Brazil’s central bank raised rates steadily throughout the year, but the currency dipped as it began to cut rates in September and October. The Mexican central bank has also been lowering rates as inflation in that country has declined toward the government’s target rate of 3%.

THE DOLLAR RISES AGAIN

The U.S. dollar gained 12% against the yen, 8% in relation to the British pound, and 12% versus the euro this year, through October 31. The dollar’s strength was largely due to rising yields relative to Europe and Japan, the faster pace of U.S. economic growth than in other major developed markets, and strong demand from overseas investors.

Why should you care about the U.S. greenback’s strength or weakness versus other currencies? If you have been a tourist in a foreign country, you know that a strong dollar allows you to buy more goods and services per dollar. (For example, if you can buy a euro for $1.10 rather than $1.20—the exchange rate on October 31, 2005—you spend fewer dollars for a cab ride, dinner, and a bottle of wine.) Along the same lines, a strong dollar makes imported goods and services less expensive for U.S. purchasers. Even if the currency price charged by the foreign exporter does not change, the strong dollar means it costs fewer dollars to buy the product. Conversely, a weak dollar makes U.S. goods more attractive in overseas markets.

Investing in foreign stocks and bonds involves the same type of currency translations. Initially, dollars must be converted into the local currency to buy the securities. Subsequently, price quotations, dividends and interest payments, and redemptions must be translated back into U.S. dollars. Because foreign exchange rates continually change due to each currency’s supply and demand, currency movements can increase or decrease the dollar value of an investment even if the security’s price remains unchanged. U.S. investors benefited from the falling greenback in 2004. The MSCI EAFE (Europe, Australasia, and Far East) Index gained 13.1% in local-currency terms but, thanks to currency exchange, produced a 20.7% return for U.S. investors.

With several more Fed rate hikes in prospect and solid fundamental underpinnings—corporate earnings gains at the fore—T. Rowe Price International portfolio managers believe the U.S. dollar has reasonable support at current levels versus other currencies. Over the longer term, however, our managers believe these positive factors will moderate and the dollar will reverse course due to concerns about the ballooning U.S. trade and budget deficits and the likelihood of rate hikes by the European Central Bank.

Brazilian stocks outperformed the regional index, which is dominated by commodities and energy companies. The market largely ignored a corruption scandal that embroiled President Lula da Silva’s party. Mexico underperformed the region over both the six and 12 months. Corporate fundamentals remain strong, but high interest rates, global trade factors, and political uncertainty hampered returns. Together, Brazil and Mexico constitute the bulk of the portfolio—just over 90% at the end of October—but our Brazilian allocation increased nearly 6% over the past six months while our Mexican allocation declined 4.4% . We continue to find many attractive growth companies in Brazil, and we are pleased with the improving economic environment. Although we are finding attractive investment opportunities in Mexico on a bottom-up basis, we trimmed much of our Mexican overweight on concerns about top-down factors, especially the disappointing lack of real reform and the unsettled political situation as President Vicente Fox’s administration closes out its six-year run next year.

Among the smaller regional markets, Colombia was the best performer over the past year and second best for the last six months. The government there has been relatively successful in its fight against guerrillas and its efforts to demobilize the paramilitary groups. The results have been positive—gross domestic product is growing, and foreign investment has picked up. Argentina posted the region’s best results over the most recent six months. The main reason behind Argentina’s strong performance was Tenaris, an energy services company that dominates the Argentine market, and we scaled back our allocation to Argentina by taking profits following the stock’s exceptional performance. Chile was the weakest of the region’s major markets over both periods. It remains the most developed of the Latin America markets and is therefore more defensive. Valuations look expensive, and we are finding few strong corporate growth stories there. Venezuela performed very poorly, and we continue to avoid the market as we remain concerned about President Chavez’s populist policies. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Financials was the best-performing sector over the year, benefiting from the benign economic environment and growing loan demand. High oil prices powered energy to the top in the most recent six months. Materials, the largest sector in the regional index, also performed well during both periods due to strong global demand, especially from China, and rising iron ore prices. Industrials was the weakest sector over the six and 12 months but still registered double-digit performance.

The fund’s results relative to its benchmarks benefited from good stock selection in Brazil for both the 6- and 12-month periods and our overweight in the country over the course of the year. Much of this relative outperformance over the past six months came from materials stocks such as Caemi Mineracao e Metalurgica and Companhia Vale do Rio Doce (CVRD). These stocks were good relative performers for the year as well, as were Banco Itau Holdings Financiera, Natura Cosmeticos, Petroleo Brasileiro (Petrobras), and Tele Norte Leste. Banco Itau and Banco Bradesco, high-quality banks with strong loan growth, benefited from the good economic environment and were among the fund’s top absolute contributors over the past year. Petrobras, which profited from increased production and higher oil prices, and CVRD, which benefited from higher iron ore prices and Chinese demand, were other key absolute contributors for both the six and 12 months.

Excellent stock selection in Mexico, particularly among consumer discretionary stocks (homebuilder Urbi Desarrollos Urbanos), financials (Grupo Financiero Banorte), and telecoms (America Movil) boosted the fund’s relative performance. America Movil was the fund’s top contributor over the most recent six months, as investors took note of the company’s increasing subscriber growth and profitability in Mexico and across Latin America.

Among our poorer performers over the past year were Telesp Celular Participacoes, which suffered in Brazil’s fiercely competitive mobile marketplace, and Sadia, Brazil’s largest poultry producer, which fell on concerns about its export competitiveness given currency strength. We eliminated both stocks. Chile’s LAN Airlines declined as the high cost of oil, its largest operating expense, hurt margins, and Chilean wine producer Vina Concha y Toro fell because of the strong peso/dollar exchange rate and a poor 2005 harvest, which increased the grape cost for the company. LAN Airlines was a new holding in the first half of the year. Despite the weakness, we still like this well-managed company that is seeing rapid growth in passengers and cargo. We’ve maintained our exposure to Vina Concha as well, based on the company’s strong brand and increasing exports.

We’ve made a few changes in the portfolio over the past year. We eliminated Kimberly-Clark de Mexico because the personal care products manufacturer’s profits were being squeezed by high input costs and competition. We reduced our telecom holdings from five to two stocks, eliminating Telmex due to lack of growth catalysts, and Tele Centro Oeste Celular and Telesp Celular because of the harsh Brazilian competitive environment. Other large sales included Brazil paper company Votorantim Celulose, which is facing short- and medium-term challenges that could depress the company’s operating performance. The domestic paper market has been weak so far this year and expectations of stronger pricing power as a result of market consolidation are unlikely to materialize in the short term. Although we retain overweight exposure to Mexican home builders, we sold out of Consorcio ARA to take profits after a strong run and to switch money into Urbi and GEO, which are growing at a faster pace.

We added to Urbi Desarrollos and established positions in other consumer discretionary stocks including Lojas Renner (a Brazilian retailer benefiting from improving domestic economy), and Ripley (a Chilean retailer benefiting from increased domestic consumption and store enlargements that are leading to higher sales). We added to financials, including Banco do Brasil, as well as the previously mentioned Banco Itau and Banco Bradesco, to take advantage of the attractive banking environment in Brazil. We also purchased Bancolombia because we expect Colombia’s improving economy to lead to loan growth, and a recent merger should lead to an improved competitive environment and profitability. In health care, we purchased Brazil’s Diagnosticos da America in the first half. We think the company will grow rapidly though organic growth and strategic acquisitions. New first-half holding Gol-Linhas Aereas Inteligentes is a Brazilian airline that went public in June 2004. It is well managed, has a better strategic position than its state-run competition, and is one of the world’s most profitable low-cost airlines. We established a position in Weg, a high-quality Brazilian manufacturer of electric motors that offers strong growth at an attractive price.

OUTLOOK

Latin America has delivered three years of extremely strong performance, and we think the region’s outlook remains largely positive. On the plus side are continued economic growth and stability, buoyant domestic consumers, strong currencies, solid corporate earnings outlooks, and ongoing high commodity prices. The main threats are risk aversion and profit-taking among foreign investors, which can cause the kind of pullbacks we saw in March/April and October. Political risk is also high, with presidential elections on tap in Brazil, Mexico, and four other countries in 2006. We do not expect any significant policy shifts or major market impacts as a result of the elections, but in Latin America nothing can ever be ruled out. A slowdown in Chinese demand or a decline in commodity prices would also give rise to caution, but we believe the portfolio’s domestic focus should help cushion the impact of these factors.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.
November 17, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI EM Latin America Index: A market capitalization weighted index of approximately 140 stocks traded in seven Latin American markets.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/05
Petroleo Brasileiro, Brazil	15.5%
Companhia Vale do Rio Doce, Brazil	11.0
America Movil, Mexico	9.8
Banco Itau Holdings Financiera, Brazil	5.6
Banco Bradesco, Brazil	4.6
Wal-Mart de Mexico, Mexico	4.4
Grupo Televisa, Mexico	3.9
Cemex, Mexico	3.4
Grupo Financiero Banorte, Mexico	3.1
Tenaris, Argentina	2.6
Natura Cosmeticos, Brazil	2.3
Urbi Desarrollos Urbanos, Mexico	2.3
Tele Norte Leste, Brazil	2.0
Caemi Mineracao e Metalurgica, Brazil	1.7
Perdigao, Brazil	1.5
Banco Santander Chile, Chile	1.5
Gol-Linhas Aereas Inteligentes, Brazil	1.4
Organizacion Soriana, Mexico	1.4
CPFL Energia, Brazil	1.4
GEO, Mexico	1.3
Banco do Brasil, Brazil	1.2
Tam, Brazil	1.2
Cia Energetica Minas Gerais, Brazil	1.2
Grupo Modelo, Mexico	1.1
Weg, Brazil	1.0
Total	86.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

Fund Expense Example
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
ARGENTINA 2.6%		
Common Stocks 2.6%		
Tenaris ADR (USD)	198,900	21,849
Total Argentina (Cost $8,806)		21,849
BRAZIL 58.3%		
Common Stocks 41.3%		
Banco do Brasil	566,800	10,437
Cia Energetica Minas Gerais (Cemig)	276,849,000	10,098
Companhia de Bebidas ADR (USD) (2)	232,524	8,255
Companhia Siderurgica Nacional	449,608	8,649
Companhia Vale do Rio Doce ADR (USD)	1,086,000	40,073
Companhia Vale do Rio Doce ADR (1 ADR represents 1 common share) (USD) (2)	1,291,000	53,357
Contax Participacoes (1)	309,166	391
CPFL Energia	1,104,200	11,542
Cyrela Brazil Realty GDR (USD) (1)(3)	20,000	1,558
Diagnosticos Da Am (1)	431,600	7,007
EDP - Energias do Brasil (1)	807,500	8,045
Gol-Linhas Aereas Inteligentes ADR (USD) (2)	346,100	11,992
Lojas Renner (1)	258,000	6,885
Natura Cosmeticos	500,800	19,852
Nossa Caixa (1)	300,000	4,977
Petroleo Brasileiro (Petrobras) ADR (USD)	1,099,000	63,050
Petroleo Brasileiro (Petrobras) ADR (1 ADR represents 1 common share) (USD) (2)	1,075,500	68,724
Tele Norte Leste ADR (USD) (2)	567,000	10,036
Tele Norte Leste Participaco	309,166	7,412
		352,340
Preferred Stocks 17.0%		
Banco Bradesco	768,300	39,607
Banco Itau Holdings Financiera	1,980,000	47,478
Caemi Mineracao e Metalurgica	8,943,500	14,241

Companhia Siderurgica de Tubarao	128,916,700	7,913
Marcopolo	1,737,600	3,632
Perdigao	481,200	13,056
Tam [1]	810,400	10,273
Weg	2,706,400	8,848
		145,048
Total Brazil (Cost $322,772)		497,388

CHILE 3.4%

Common Stocks 3.4%

Banco Santander Chile ADR (USD) [2]	329,466	12,866
Empresa Nacional de Electricidad ADR (USD) [2]	185,800	5,533
Lan Airlines ADR (USD) [2]	153,300	4,939
Ripley Corpsa [1]	2,535,183	2,268
Vina Concha Y Toro ADR (USD)	119,500	3,344
Total Chile (Cost $24,248)		28,950

COLOMBIA 0.6%

Common Stocks 0.6%

Bancolombia ADR (USD)	201,800	4,783
Total Colombia (Cost $3,937)		4,783

MEXICO 31.8%

Common Stocks 31.8%

America Movil ADR, Series L (USD)	3,192,400	83,801
Cemex	682,196	3,544
Cemex ADR (USD)	494,900	25,769
GEO, Series B [1]	3,553,600	10,967
Grupo Aeroportuario del Sureste ADR, Series B (USD)	256,600	8,340
Grupo Financiero Banorte	3,144,100	26,793
Grupo Modelo, Series C	3,195,000	9,804
Grupo Televisa ADR (USD) [2]	455,100	33,268
Organizacion Soriana, Series B [1][2]	2,990,100	11,694
Urbi Desarrollos Urbanos [1]	3,145,600	19,842
Wal-Mart de Mexico, Series V	7,721,400	37,569
Total Mexico (Cost $183,174)		271,391

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $5,000 for the year ended October 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2005, approximately 97% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2005, the value of loaned securities was $89,832,000; aggregate collateral consisted of $89,161,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $440,987,000 and $81,266,000, respectively, for the year ended October 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2005 totaled $3,905,000 and were characterized as ordinary income for tax purposes. At October 31, 2005, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $910,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of October 31, 2005. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2005, the fund utilized $23,347,000 of capital loss carryforwards. As of October 31, 2005, the fund had $3,536,000 of capital loss carryforwards that expire in fiscal 2008 and $14,302,000 that expire in fiscal 2010.

At October 31, 2005, the cost of investments for federal income tax purposes was $656,416,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $420,000 for T. Rowe Price Services, Inc., and $26,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2005 and during the year then ended, no shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $609,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2005 and October 31, 2004 was $20,053,000 and $9,464,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Latin America Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Latin America Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for the T. Rowe Price Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable noncorporate shareholders, $8,727,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $8,727,000 and foreign taxes paid of $1,092,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
1991	Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm; Chairman, President, and Chief Executive
1988	Officer, The Haven Group, a custom manufacturer of modular
homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/00 to pres-
2001	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Director

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2002	Chairman of the Board and Director, T. Rowe Price Global Asset
[113]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer,
T. Rowe Price Trust Company; Director, T. Rowe Price International,
Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Vice
President, Salomon Smith Barney Hong Kong
(to 2001)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director and Vice President, T. Rowe Price; Vice
President, International Funds	President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.; Director,
T. Rowe Price Global Asset Management
Limited and T. Rowe Price Global Investment
Services Limited

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$11,537	$11,020
Audit-Related Fees	966	1,070
Tax Fees	3,271	3,032
All Other Fees	369	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,010,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 16, 2005